SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 24, 2012

AMERIGROUP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31574	54-1739323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Corporation Lane

Virginia Beach, Virginia 23462

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (757) 490-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 24, 2012, AMERIGROUP Corporation (the “Company”) completed the merger contemplated by the Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, the “Merger Agreement”), dated as of July 9, 2012, among the Company, WellPoint, Inc., an Indiana corporation (“WellPoint”), and WellPoint Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of WellPoint (“Merger Sub”). Pursuant to the Merger Agreement, the Company was acquired by WellPoint through a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly-owned subsidiary of WellPoint (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), (i) each share of Company common stock (other than treasury shares held by the Company and any shares of Company common stock beneficially owned by WellPoint, Merger Sub, any of their wholly-owned subsidiaries or any person who properly demanded statutory appraisal of their shares) was converted into the right to receive an amount in cash equal to $92.00, without interest (the “Merger Consideration”), (ii) each option to acquire Company common stock that was outstanding and vested by its terms (including by reason of the Merger) at the Effective Time was canceled in exchange for the right to receive the Merger Consideration minus the exercise price per share of the option, (iii) each option to acquire Company common stock that was outstanding but unvested by its terms at the Effective Time was converted into an option to acquire WellPoint common stock, (iv) each Company equity award, including shares of restricted Company common stock and restricted stock units, that was outstanding and vested by its terms (including by reason of the Merger) at the Effective Time was converted into the right to receive the Merger Consideration per share of the equity award and (v) all other Company equity awards were converted into equity awards in respect of shares of WellPoint common stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on July 9, 2012, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 24, 2012, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that trading of Company common stock on the NYSE be suspended on December 24, 2012. In addition, the Company requested that the NYSE file with the SEC an application on Form 25 to delist Company common stock from the NYSE and deregister Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on December 24, 2012. The Company intends to file a certificate on Form 15 requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors of Merger Sub as of the Effective Time became the directors of the Surviving Corporation. In connection therewith, each of Thomas E. Capps, Jeffrey B. Child, Emerson U. Fullwood, Kay Coles James, William J. McBride, Hala Moddelmog, Admiral Joseph W. Prueher, USN (Ret), Uwe E. Reinhardt, Ph.D., Richard D. Shirk and John W. Snow resigned from the Company’s board of directors as of the Effective Time. Also in connection with the Merger, as of the Effective Time the following persons designated by the board of directors of Merger Sub became the officers of the Surviving Corporation in their respective positions: James G. Carlson, Chairperson, President and Chief Executive Officer and R. David Kretschmer, Treasurer. Mr. Kretschmer, age 54, has been the Senior Vice President, Treasurer and Chief Investment Officer of WellPoint since 2007. In connection therewith, James W. Truess, Executive Vice President and Chief Financial Officer; Richard C. Zoretic, Executive Vice President and Chief Operating Officer; John E. Littel, Executive Vice President, External Relations; Mary T. McClusky, Executive Vice President and Chief Medical Officer; and Margaret Roomsburg, Chief Accounting Officer, will no longer serve in such positions for the Surviving Corporation but are expected to remain as employees of the Surviving Corporation in different capacities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Surviving Corporation. The amended and restated certificate of incorporation of the Company and the Company’s amended bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 9, 2012, among the Company, WellPoint, and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (No. 001-31574) filed with the SEC on July 9, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 2, 2012, by and among the Company, WellPoint, and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (No. 001-31574) filed with the SEC on October 2, 2012).

3.1	Amended and Restated Certificate of Incorporation of Amerigroup Corporation.

3.2	Amended Bylaws of Amerigroup Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP CORPORATION

Date: December 24, 2012	By:	/s/ Kathleen S. Kiefer
Name: Kathleen S. Kiefer
Title: Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 9, 2012, among the Company, WellPoint, and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (No. 001-31574) filed with the SEC on July 9, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 2, 2012, by and among the Company, WellPoint, and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (No. 001-31574) filed with the SEC on October 2, 2012).

3.1	Amended and Restated Certificate of Incorporation of Amerigroup Corporation.

3.2	Amended Bylaws of Amerigroup Corporation.